EXHIBIT 99.1

Hexion Continuing Operations Financial Results
(amounts in millions)
On September 27, 2020, Hexion Inc. (the "Company" or "Hexion") entered into a Purchase Agreement for the sale of phenolic specialty resins ("PSR"), Hexamine and European-based Forest Products Resins businesses (together with PSR, the “Held for Sale Business” or the “Business”) to Black Diamond Capital Management, LLC and Investindustrial (the “Buyers”) for a purchase price of approximately $425. The consideration consists of $335 in cash and certain assumed liabilities with the remainder in future contingent proceeds based on the performance of the Held for Sale Business. The final purchase price is subject to customary post-closing adjustments. The Held for Sale Business was formerly included in the Company’s Adhesives reportable segment.
Assets included in the transaction are the Company’s manufacturing sites in Barry, United Kingdom; Cowie, United Kingdom; Lantaron, Spain; Botlek, Netherlands; Iserlohn, Germany; Frielendorf, Germany; Solbiate, Italy; Kitee, Finland; Louisville, Kentucky; Acme, North Carolina; and the Company's 50% ownership interest in Hexion Schekinoazot Holding B.V. (the “Russia JV”), a joint venture that manufactures forest products resins in Russia.
In the Company's Quarterly Report on Form 10-Q as of September 30, 2020 (the "Q3 2020 10-Q"), the Company reclassified the assets and liabilities of the Held for Sale Business as held for sale on the unaudited Condensed Consolidated Balance Sheets and reported the results of the operations for the three and nine months ended September 30, 2020 as “(Loss) income from discontinued operations, net of taxes” on the unaudited Condensed Consolidated Statements of Operations. Amounts for prior periods were retrospectively reclassified for all periods presented.
In the tables below, the Company has revised its unaudited net sales, Segment EBITDA (see definition below), depreciation and amortization and capital expenditures by reportable segment for continuing operations (excluding the Held for Sale Business) for the periods July 2, 2019 through December 31, 2019, January 1, 2019 through July 1, 2019 and for the year ended December 31, 2018, as well as unaudited revised net sales and Segment EBITDA for all quarters in fiscal year 2018, 2019 and the first half of 2020. The Company previously disclosed the three and nine months ended net sales and Segment EBITDA for continuing operations and comparable periods within the Q3 2020 10-Q.
Segment EBITDA
Segment EBITDA is defined as EBITDA (earnings before interest, income taxes, depreciation and amortization) adjusted to exclude certain non-cash and non-recurring expenses. Segment EBITDA is an important measure used by the Company's senior management and board of directors to evaluate operating results and allocate capital resources among segments. Segment EBITDA is also the profitability measure used to set management and executive incentive compensation goals. Corporate and Other primarily represents certain corporate, general and administrative expenses that are not allocated to the other segments. Segment EBITDA should not be considered a substitute for net (loss) income or other results reported in accordance with U.S. GAAP. Segment EBITDA may not be comparable to similarly titled measures reported by other companies.
Fresh Start Accounting Presentation for Fiscal Year 2019
Upon emerging from Chapter 11 on July 1, 2019 ("Effective Date") and qualifying for the application of fresh-start accounting, at the Effective Date, Hexion's assets and liabilities were recorded at their estimated fair values which, in some cases, were significantly different than amounts included in the Company's financial statements prior to the Effective Date. Accordingly, Hexion's financial condition and results of operations on and after the Effective Date are not directly comparable to our financial condition and results of operations prior to the Effective Date. References to “Successor” or “Successor Company” relate to the financial position and results of operations of the reorganized Company subsequent to the Effective Date. References to “Predecessor” or “Predecessor Company” refer to the financial position and results of operations of the Company on or before the Effective Date.

Revised Segment Information (unaudited):

Net Sales as previously reported (1)(2):	Successor	Predecessor
(in millions)	July 2, 2019 to December 31, 2019	January 1, 2019 to July 1, 2019	Year Ended December 31, 2018

Adhesives	$966	$1,060	$2,304
Coatings and Composites	630	718	1,493
Total	$1,596	$1,778	$3,797

Net Sales revised for continuing operations (1)(3)(4):	Successor	Predecessor
(in millions)	July 2, 2019 to December 31, 2019	January 1, 2019 to July 1, 2019	Year Ended December 31, 2018

Adhesives	$693	$761	$1,641
Coatings and Composites	630	720	1,496
Total	$1,323	$1,481	$3,137
(1)    Intersegment sales are not significant and, as such, are eliminated within the selling segment.
(2)    Previously reported amounts (unaudited) obtained from the Current Report on Form 8-K, which was furnished with the SEC on March 11, 2020.
(3)     Amounts (unaudited) for three and nine months ended September 30, 2020 and comparable periods were previously reported for continuing operations within the Q3 2020 10-Q.
(4)    Includes sales from the Company's continuing operations to the Held for Sale Business.

Segment EBITDA as previously reported (1):	Successor	Predecessor
(in millions)	July 2, 2019 to December 31, 2019	January 1, 2019 to July 1, 2019	Year Ended December 31, 2018

Adhesives	$144	$167	$311
Coatings and Composites	60	96	200
Corporate and Other	(37)	(30)	(71)
Total	$167	$233	$440

Segment EBITDA revised for continuing operations (2):	Successor	Predecessor
(in millions)	July 2, 2019 to December 31, 2019	January 1, 2019 to July 1, 2019	Year Ended December 31, 2018

Adhesives	$116	$135	$252
Coatings and Composites	60	96	200
Corporate and Other	(37)	(30)	(71)
Total	$139	$201	$381
(1)    Previously reported amounts (unaudited) obtained from the Current Report on Form 8-K, which was furnished with the SEC on March 11, 2020.
(2)     Amounts (unaudited) for three and nine months ended September 30, 2020 and comparable periods were previously reported for continuing operations within the Q3 2020 10-Q.

Depreciation and Amortization expense as previously reported (1)(2):	Successor	Predecessor
(in millions)	July 2, 2019 to December 31, 2019	January 1, 2019 to July 1, 2019	Year Ended December 31, 2018

Adhesives	$64	$30	$69
Coatings and Composites	44	20	44
Corporate and Other	2	2	4
Total	$110	$52	$117

Depreciation and Amortization expense revised for continuing operations (1)(3):	Successor	Predecessor
(in millions)	July 2, 2019 to December 31, 2019	January 1, 2019 to July 1, 2019	Year Ended December 31, 2018

Adhesives	$47	$21	$50
Coatings and Composites	44	20	44
Corporate and Other	2	2	4
Total	$93	$43	$98
(1)    Depreciation and amortization expense amounts include accelerated depreciation.
(2)     Previously reported amounts (unaudited) obtained from the Current Report on Form 8-K, which was furnished with the SEC on March 11, 2020.
(3)    Amounts (unaudited) for three and nine months ended September 30, 2020 and comparable periods were previously reported in total for continuing operations within the Q3 2020 10-Q.

Capital Expenditures as previously reported (1)(2):	Successor	Predecessor
(in millions)	July 2, 2019 to December 31, 2019	January 1, 2019 to July 1, 2019	Year Ended December 31, 2018

Adhesives	$31	$20	$45
Coatings and Composites	23	22	42
Corporate and Other	4	1	3
Total	$58	$43	$90

Capital Expenditures revised for continuing operations (1)(3):	Successor	Predecessor
(in millions)	July 2, 2019 to December 31, 2019	January 1, 2019 to July 1, 2019	Year Ended December 31, 2018

Adhesives	$17	$18	$36
Coatings and Composites	23	22	42
Corporate and Other	4	1	3
Total	$44	$41	$81
(1)    Includes capitalized interest costs that are incurred during the construction of property and equipment.
(2)    Previously reported amounts (unaudited) obtained from the Current Report on Form 8-K, which was furnished with the SEC on March 11, 2020.
(3)     Amounts (unaudited) for the nine months ended September 30, 2020 and comparable periods were previously reported in total for continuing operations within the Q3 2020 10-Q.

Revised Quarterly Segment Information (unaudited):

Net Sales as previously reported (1):
(in millions)	June 30, 2020	March 31, 2020
Adhesives	$346	$468
Coatings and Composites	282	358
Total	$628	$826

Net Sales revised for continuing operations (1)(2)(3):
(in millions)	June 30, 2020	March 31, 2020
Adhesives	$252	$329
Coatings and Composites	282	358
Total	$534	$687
(1)    Intersegment sales are not significant and, as such, are eliminated within the selling segment.
(2)    Amounts (unaudited) for three and nine months ended September 30, 2020 and comparable periods were previously reported for continuing operations within the Q3 2020 10-Q.
(3)     Includes sales from the Company's continuing operations to the Held for Sale Business.

Segment EBITDA as previously reported:
(in millions)	June 30, 2020	March 31, 2020
Adhesives	$51	$71
Coatings and Composites	26	39
Corporate and Other	(12)	(21)
Total	$65	$89

Segment EBITDA revised for continuing operations (1):
(in millions)	June 30, 2020	March 31, 2020
Adhesives	$43	$55
Coatings and Composites	26	39
Corporate and Other	(13)	(21)
Total	$56	$73
(1)    Amounts (unaudited) for three and nine months ended September 30, 2020 and comparable periods were previously reported for continuing operations within the Q3 2020 10-Q.

Net Sales as previously reported (1)(2):	Successor		Predecessor
(in millions)	Three Months Ended December 31, 2019	July 2, 2019 through September 30, 2019	July 1, 2019	Three Months Ended
				June 30, 2019	March 31, 2019
Adhesives	$462	$504	$—	$517	$543
Coatings and Composites	298	332	—	375	343
Total	$760	$836	$—	$892	$886

Net Sales revised for continuing operations (1)(3)(4):	Successor		Predecessor
(in millions)	Three Months Ended December 31, 2019	July 2, 2019 through September 30, 2019	July 1, 2019	Three Months Ended
				June 30, 2019	March 31, 2019
Adhesives	$332	$361	$—	$374	$387
Coatings and Composites	298	332	—	376	344
Total	$630	$693	$—	$750	$731
(1)    Intersegment sales are not significant and, as such, are eliminated within the selling segment.
(2)     Previously reported amounts (unaudited) obtained from the Current Report on Form 8-K, which was furnished with the SEC on March 11, 2020.
(3)    Amounts (unaudited) for three and nine months ended September 30, 2020 and comparable periods were previously reported for continuing operations within the Q3 2020 10-Q.
(4)    Includes sales from the Company's continuing operations to the Held for Sale Business.

Segment EBITDA as previously reported (1):	Successor		Predecessor
(in millions)	Three Months Ended December 31, 2019	July 2, 2019 through September 30, 2019	July 1, 2019 (2)	Three Months Ended
				June 30, 2019	March 31, 2019
Adhesives	$72	$72	$18	$73	$76
Coatings and Composites	15	44	—	52	44
Corporate and Other	(19)	(17)	—	(13)	(17)
Total	$68	$99	$18	$112	$103

Segment EBITDA revised for continuing operations (3):	Successor		Predecessor
(in millions)	Three Months Ended December 31, 2019	July 2, 2019 through September 30, 2019	July 1, 2019 (2)	Three Months Ended
				June 30, 2019	March 31, 2019
Adhesives	$57	$59	$18	$57	$60
Coatings and Composites	16	44	—	52	44
Corporate and Other	(20)	(17)	—	(13)	(17)
Total	$53	$86	$18	$96	$87
(1)    Previously reported amounts (unaudited) obtained from the Current Report on Form 8-K, which was furnished with the SEC on March 11, 2020.
(2)    Includes $18 of Segment EBITDA impact related to deferred revenue that was accelerated on July 1, 2019 as part of Fresh Start accounting.
(3)    Amounts (unaudited) for three and nine months ended September 30, 2020 and comparable periods were previously reported for continuing operations within the Q3 2020 10-Q.

	Predecessor
Net Sales as previously reported (1)(2):	Three Months Ended
(in millions)	December 31, 2018	September 31, 2018	June 30, 2018	March 31, 2018
Adhesives	$557	$582	$591	$574
Coatings and Composites	347	370	404	372
Total	$904	$952	$995	$946

Net Sales revised for continuing operations (1)(3):	Three Months Ended
(in millions)	December 31, 2018	September 31, 2018	June 30, 2018	March 31, 2018
Adhesives	$403	$424	$414	$400
Coatings and Composites	348	371	404	373
Total	$751	$795	$818	$773
(1)    Intersegment sales are not significant and, as such, are eliminated within the selling segment.
(2)    Previously reported amounts (unaudited) obtained from the Current Report on Form 8-K, which was furnished with the SEC on March 11, 2020.
(3)    Includes sales from the Company's continuing operations to the Held for Sale Business.

	Predecessor
Segment EBITDA as previously reported (1):	Three Months Ended
(in millions)	December 31, 2018	September 31, 2018	June 30, 2018	March 31, 2018
Adhesives	$70	$81	$84	$76
Coatings and Composites	14	61	64	61
Corporate and Other	(18)	(14)	(20)	(19)
Total	$66	$128	$128	$118

Segment EBITDA revised for continuing operations:	Three Months Ended
(in millions)	December 31, 2018	September 31, 2018	June 30, 2018	March 31, 2018
Adhesives	$57	$69	$66	$60
Coatings and Composites	14	61	64	61
Corporate and Other	(18)	(14)	(20)	(19)
Total	$53	$116	$110	$102
(1)    Previously reported amounts (unaudited) obtained from the Current Report on Form 8-K, which was furnished with the SEC on March 11, 2020.